Exhibit 10.1

                                 PROMISSORY NOTE

$15,000                                                         October 13, 2004

      FOR VALUE RECEIVED, the undersigned, WITS BASIN PRECIOUS MINERALS INC., a Minnesota corporation (the "Maker"), hereby promises to pay to the order of Hawk Precious Minerals Inc., a corporation organized under the laws of the Canadian Province of Ontario, or its assigns (the "Payee"), at such place as the Payee may designate in writing, the principal sum of Fifteen Thousand Dollars ($15,000), under the terms set forth herein.

1. INTEREST. The unpaid principal balance hereof from time to time outstanding shall bear interest from the date hereof at the rate of ten percent (10%) per annum.

2. PAYMENT. The principal and interest hereof is payable no later than February 13, 2005.

3. OPTIONAL PREPAYMENTS. The Maker may prepay this Promissory Note, in whole or in part, and in cash, without penalty by Maker upon ten days written notice to Payee. Prepayments shall be applied first to accrued but unpaid interest and then to principal.

4. APPLICABLE LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THE PROMISSORY NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

5. WAIVERS. The Maker hereby waives presentment for payment, notice of dishonor, protest and notice of payment and all other notices of any kind in connection with the enforcement of this Note.

6. NO SETOFFS. The Maker shall pay principal and interest under the Note without any deduction for any setoff or counterclaim.

7. COSTS OF COLLECTION. If this Note is not paid when due, the Maker shall pay Payee's reasonable costs of collection, including reasonable attorney's fees.

                                       WITS BASIN PRECIOUS MINERALS INC.


                                       By /s/ Mark D. Dacko
                                          --------------------------------------
                                          Mark D. Dacko, Chief Financial Officer